                   ARCADIA  AUTOMOBILE  RECEIVABLES TRUST  1997 - D


                           MONTHLY  SERVICER'S  CERTIFICATE




     Accounting Date:              January 31, 1998
                                  -----------------
     Determination Date:           February 6, 1998
                                  -----------------
     Distribution Date:           February 15, 1998
                                  -----------------
     Monthly Period Ending:        January 31, 1998
                                  -----------------


     This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of December 1, 1997, among Arcadia Automobile Receivables Trust, 1997-D (the "Trust"), Arcadia Receivables Finance Corp., as Seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

     Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

I.   Collection Account Summary

     Available Funds:
             Payments Received                                                                  $15,875,971.50
             Liquidation Proceeds (excluding Purchase Amounts)                                      $13,536.50
             Current Monthly Advances                                                              $127,411.95
             Amount of withdrawal, if any, from the Reserve Account                                      $0.00
             Monthly Advance Recoveries                                                            ($42,400.80)
             Purchase Amounts-Warranty and Administrative Receivables                              $719,769.02
             Purchase Amounts - Liquidated Receivables                                                   $0.00
             Income from investment of funds in Trust Accounts                                     $589,106.24
                                                                                                 -------------
     Total Available Funds                                                                                          $17,283,394.41
                                                                                                                    --------------
                                                                                                                    --------------

     Amounts Payable on Distribution Date:
             Reimbursement of Monthly Advances                                                           $0.00
             Backup Servicer Fee                                                                         $0.00
             Basic Servicing Fee                                                                   $406,241.82
             Trustee and other fees                                                                      $0.00
             Class A-1 Interest Distributable Amount                                               $299,750.31
             Class A-2 Interest Distributable Amount                                             $1,000,416.67
             Class A-3 Interest Distributable Amount                                             $1,333,000.00
             Class A-4 Interest Distributable Amount                                               $436,033.33
            Noteholders' Principal Distributable Amount                                          $9,201,561.18
            Amounts owing and not paid to Security Insurer under
               Insurance Agreement                                                                       $0.00
            Supplemental Servicing Fees (not otherwise paid to Servicer)                                 $0.00
            Spread Account Deposit                                                               $4,606,391.11
                                                                                                 -------------
     Total Amounts Payable on Distribution Date                                                                     $17,283,394.41
                                                                                                                    --------------
                                                                                                                    --------------

                                   Page 1 (1997-D)

II.   Available Funds

      Collected Funds (see V)
                    Payments Received                                                           $15,875,971.50
                    Liquidation Proceeds (excluding Purchase Amounts)                               $13,536.50      $15,889,508.00
                                                                                                                    --------------

      Purchase Amounts                                                                                                 $719,769.02

      Monthly Advances
                    Monthly Advances - current Monthly Period (net)                                $85,011.15
                    Monthly Advances - Outstanding Monthly Advances
                      not otherwise reimbursed to the Servicer                                          $0.00           $85,011.15
                                                                                               --------------

      Income from investment of funds in Trust Accounts                                                                $589,106.24
                                                                                                                    --------------

      Available Funds                                                                                               $17,283,394.41
                                                                                                                    --------------
                                                                                                                    --------------

III.  Amounts  Payable on Distribution Date

          (i)(a)   Taxes due and unpaid with respect to the Trust
                   (not otherwise paid by OFL or the Servicer)                                                               $0.00

          (i)(b)   Outstanding Monthly Advances (not otherwise reimbursed
                   to Servicer and to be reimbursed on the Distribution Date)                                                $0.00

          (i)(c)   Insurance Add-On Amounts (not otherwise reimbursed to
                   Servicer)                                                                                                 $0.00

          (ii)     Accrued and unpaid fees (not otherwise paid by OFL or
                   the Servicer):
                        Owner Trustee                                                                    $0.00
                        Administrator                                                                    $0.00
                        Indenture Trustee                                                                $0.00
                        Indenture Collateral Agent                                                       $0.00
                        Lockbox Bank                                                                     $0.00
                        Custodian                                                                        $0.00
                        Backup Servicer                                                                  $0.00
                        Collateral Agent                                                                 $0.00               $0.00
                                                                                                --------------

       (iii)(a)    Basic Servicing Fee (not otherwise paid to Servicer)                                                $406,241.82

       (iii)(b)    Supplemental Servicing Fees (not otherwise paid to Servicer)
                                                                                                                             $0.00

       (iii)(c)    Servicer reimbursements for mistaken deposits or
                   postings of checks returned for insufficient funds (not
                   otherwise reimbursed to Servicer)                                                                         $0.00

        (iv)       Class A-1 Interest Distributable Amount                                                             $299,750.31
                   Class A-2 Interest Distributable Amount                                                           $1,000,416.67
                   Class A-3 Interest Distributable Amount                                                           $1,333,000.00
                   Class A-4 Interest Distributable Amount                                                             $436,033.33


         (v)       Noteholders' Principal Distributable Amount
                       Payable to Class A-1 Noteholders                                                              $9,201,561.18
                       Payable to Class A-2 Noteholders                                                                      $0.00
                       Payable to Class A-3 Noteholders                                                                      $0.00
                       Payable to Class A-4 Noteholders                                                                      $0.00


        (vii)      Unpaid principal balance of the Class A-1 Notes
                   after deposit to the Note Distribution Account of
                   any funds in the Class A-1 Holdback Subaccount
                   (applies only on the Class A-1 Final Scheduled
                   Distribution Date)                                                                                        $0.00

       (ix)        Amounts owing and not paid to Security Insurer
                   under Insurance Agreement                                                                                 $0.00
                                                                                                                    --------------

                   Total amounts payable on Distribution Date                                                       $12,677,003.30
                                                                                                                    --------------
                                                                                                                    --------------

                                   Page 2 (1997-D)

IV.   Calculation of Credit Enhancement Fee ("Spread Account Deposit");
      withdrawal from Reserve Account; Deficiency Claim Amount;
      Pre-Funding Account Shortfall and Class A-1 Maturity Shortfall

      Spread Account deposit:

            Amount of excess, if any, of Available Funds
             over total amounts payable (or amount of such
             excess up to the Spread Account Maximum Amount)                                                         $4,606,391.11

      Reserve Account Withdrawal on any Determination Date:

            Amount of excess, if any, of total amounts payable over
             Available Funds (excluding amounts payable under
             item (vii) of Section III)                                                                                      $0.00

            Amount available for withdrawal from the Reserve Account
             (excluding the Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve
             Account and the Requisite Reserve Amount (amount on deposit in the Reserve Account calculated taking into account any
             withdrawals from or deposits to the Reserve Account in
             respect of transfers of Subsequent Receivables)                                                                 $0.00

            (The amount of excess of the total amounts payable
             (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the
             Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

            Amount of withdrawal, if any, from the Reserve Account                                                           $0.00

      Reserve Account Withdrawal on Determination Date for Class A-1
      Final Scheduled Distribution Date:

            Amount by which (a) the remaining principal balance of the
            Class A-1 Notes exceeds (b) Available Funds after payment of
            amounts set forth in item (v) of Section III                                                                     $0.00

            Amount available in the Class A-1 Holdback Subaccount                                                            $0.00

            (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1
            Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1 Noteholders)

            Amount of withdrawal, if any, from the Class A-1 Holdback
            Subaccount                                                                                                       $0.00

      Deficiency Claim Amount:

            Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1
            Holdback Subaccount and Available Funds                                                                          $0.00

            (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

      Pre-Funding Account Shortfall:

            Amount of excess, if any, on the Distribution Date on or
            immediately following the end of the Funding Period, of (a)
            the sum of the Class A-1 Prepayment Amount, the Class A-2
            Prepayment Amount, the Class A-3 Prepayment Amount and the
            Class A-4 Prepayment Amount over (b) the amount on deposit
            in the Pre-Funding Account                                                                                       $0.00

      Class A-1 Maturity Shortfall:

            Amount of excess, if any, on the Class A-1 Final Scheduled
            Distribution Date, of (a) the unpaid principal balance of the
            Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of
            Section III or pursuant to a withdrawal from the Class A-1
            Holdback Subaccount.                                                                                             $0.00

      (In the event a Deficiency Claim Amount, Pre-Funding Account
      Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)

                                   Page 3 (1997-D)

V.    Collected Funds

      Payments Received:
            Supplemental Servicing Fees                                                                  $0.00
            Amount allocable to interest                                                         $7,419,077.79
            Amount allocable to principal                                                        $8,456,893.71
            Amount allocable to Insurance Add-On Amounts                                                 $0.00
            Amount allocable to Outstanding Monthly Advances (reimbursed
            to the Servicer prior to deposit in the Collection Account)                                  $0.00
                                                                                                  ------------

      Total Payments Received                                                                                       $15,875,971.50

      Liquidation Proceeds:
            Gross amount realized with respect to Liquidated Receivables                                                $13,614.00

            Less: (i) reasonable expenses incurred by Servicer
             in connection with the collection of such Liquidated
             Receivables and the repossession and disposition
             of the related Financed Vehicles and (ii) amounts
             required to be refunded to Obligors on such Liquidated
             Receivables                                                                               ($77.50)
                                                                                                  ------------

      Net Liquidation Proceeds                                                                                          $13,536.50

      Allocation of Liquidation Proceeds:
            Supplemental Servicing Fees                                                                  $0.00
            Amount allocable to interest                                                                 $0.00
            Amount allocable to principal                                                                $0.00
            Amount allocable to Insurance Add-On Amounts                                                 $0.00
            Amount allocable to Outstanding Monthly Advances (reimbursed
              to the Servicer prior to deposit in the Collection Account)                                $0.00               $0.00
                                                                                                  ------------      --------------

      Total Collected Funds                                                                                         $15,889,508.00
                                                                                                                    --------------
                                                                                                                    --------------

VI.   Purchase Amounts Deposited in Collection Account

      Purchase Amounts - Warranty Receivables                                                                                $0.00
            Amount allocable to interest                                                                 $0.00
            Amount allocable to principal                                                                $0.00
            Amount allocable to Outstanding Monthly Advances (reimbursed
              to the Servicer prior to deposit in the Collection Account)                                $0.00

      Purchase Amounts - Administrative Receivables                                                                    $719,769.02
            Amount allocable to interest                                                                 $0.00
            Amount allocable to principal                                                          $719,769.02
            Amount allocable to Outstanding Monthly Advances (reimbursed
              to the Servicer prior to deposit in the Collection Account)                                $0.00
                                                                                                  ------------

      Total Purchase Amounts                                                                                           $719,769.02
                                                                                                                    --------------
                                                                                                                    --------------
VII.  Reimbursement of Outstanding Monthly Advances

      Outstanding Monthly Advances                                                                                      $90,540.06

      Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
            Payments received from Obligors                                                        ($42,400.80)
            Liquidation Proceeds                                                                         $0.00
            Purchase Amounts - Warranty Receivables                                                      $0.00
            Purchase Amounts - Administrative Receivables                                                $0.00
                                                                                                  ------------

      Outstanding Monthly Advances to be netted against Monthly
        Advances for the current Monthly Period                                                                        ($42,400.80)

      Outstanding Monthly Advances to be reimbursed out of
        Available Funds on the Distribution Date                                                                       ($42,400.80)

      Remaining Outstanding Monthly Advances                                                                            $48,139.26

      Monthly Advances - current Monthly Period                                                                        $127,411.95
                                                                                                                    --------------

      Outstanding Monthly Advances - immediately following the Distribution Date                                       $175,551.21
                                                                                                                    --------------
                                                                                                                    --------------

                                   Page 4 (1997-D)

VIII. Calculation of Interest and Principal Payments

A.  Calculation of Principal Distribution Amount

            Payments received allocable to principal                                                                 $8,456,893.71
            Aggregate of Principal Balances as of the Accounting Date
             of all Receivables that became Liquidated Receivables
             during the Monthly Period                                                                                  $24,898.45
            Purchase Amounts - Warranty Receivables allocable to principal                                                   $0.00
            Purchase Amounts - Administrative Receivables allocable to
              principal                                                                                                $719,769.02
            Amounts withdrawn from the Pre-Funding Account                                                                   $0.00
            Cram Down Losses                                                                                                 $0.00
                                                                                                                    --------------

            Principal Distribution Amount                                                                            $9,201,561.18
                                                                                                                    --------------
                                                                                                                    --------------

B.  Calculation of Class A-1 Interest Distributable Amount

            Class A-1 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after
             distributions of principal to Class A-1 Noteholders on
             such Distribution Date)                                                            $59,124,778.11

            Multiplied by the Class A-1 Interest Rate                                                  5.8875%

            Multiplied by actual days in the period or, in the case of the
            first Distribution Date, by 29/360                                                     0.086111111         $299,750.31
                                                                                                --------------

            Plus any unpaid Class A-1 Interest Carryover Shortfall                                                           $0.00
                                                                                                                    --------------

            Class A-1 Interest Distributable Amount                                                                    $299,750.31
                                                                                                                    --------------
                                                                                                                    --------------

C.  Calculation of Class A-2 Interest Distributable Amount

            Class A-2 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-2 Notes (as
             of the immediately preceding Distribution Date after
             distributions of principal to Class A-2 Noteholders on
             such Distribution Date)                                                           $196,000,000.00

            Multiplied by the Class A-2 Interest Rate                                                   6.125%

            Multiplied by actual days in the period or, in the case of the
            first Distribution Date, by 29/360                                                     0.083333333       $1,000,416.67
                                                                                               ---------------

            Plus any unpaid Class A-2 Interest Carryover Shortfall                                                           $0.00
                                                                                                                    --------------

            Class A-2 Interest Distributable Amount                                                                  $1,000,416.67
                                                                                                                    --------------
                                                                                               ---------------

D.  Calculation of Class A-3 Interest Distributable Amount

            Class A-3 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-3 Notes (as
             of the immediately preceding Distribution Date after
             distributions of principal to Class A-3 Noteholders on
             such Distribution Date)                                                           $258,000,000.00

            Multiplied by the Class A-3 Interest Rate                                                   6.200%

            Multiplied by actual days in the period or, in the case of the
            first Distribution Date, by 29/360                                                     0.083333333       $1,333,000.00
                                                                                               ---------------

            Plus any unpaid Class A-3 Interest Carryover Shortfall                                                           $0.00
                                                                                                                    --------------

            Class A-3 Interest Distributable Amount                                                                  $1,333,000.00
                                                                                                                    --------------
                                                                                                                    --------------

E.  Calculation of Class A-4 Interest Distributable Amount

            Class A-4 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-4 Notes (as
             of the immediately preceding Distribution Date after
             distributions of principal to Class A-4 Noteholders on such
             Distribution Date)                                                                 $82,400,000.00

            Multiplied by the Class A-4 Interest Rate                                                   6.350%

            Multiplied by actual days in the period or, in the case of the first
            Distribution Date, by 29/360                                                           0.083333333         $436,033.33
                                                                                              ----------------

            Plus any unpaid Class A-4 Interest Carryover Shortfall                                                           $0.00
                                                                                                                    --------------

            Class A-4 Interest Distributable Amount                                                                    $436,033.33
                                                                                                                    --------------
                                                                                                                    --------------

                                   Page 5 (1997-D)

F.  Calculation of Noteholders' Interest Distributable Amount

       Class A-1 Interest Distributable Amount                                                     $299,750.31
       Class A-2 Interest Distributable Amount                                                   $1,000,416.67
       Class A-3 Interest Distributable Amount                                                      $22,280.00
       Class A-4 Interest Distributable Amount                                                     $436,033.33


       Noteholders' Interest Distributable Amount                                                                    $3,069,200.31
                                                                                                                    --------------
                                                                                                                    --------------
G.  Calculation of Noteholders' Principal Distributable Amount:

       Noteholders' Monthly Principal Distributable Amount:

       Principal Distribution Amount                                                             $9,201,561.18

       Multiplied by Noteholders' Percentage ((i) for each
        Distribution Date before the principal balance of the
        Class A-1 Notes is reduced to zero, 100%, (ii) for the
        Distribution Date on which the principal balance of the
        Class A-1 Notes is reduced to zero, 100% until the
        principal balance of the Class A-1 Notes is reduced to
        zero and with respect to any remaining portion of the
        Principal Distribution Amount, the initial principal
        balance of the Class A-2 Notes over the Aggregate
        Principal Balance (plus any funds remaining on deposit in
        the Pre-Funding Account) as of the Accounting Date for the
        preceding Distribution Date minus that portion of the
        Principal Distribution Amount applied to retire the Class
        A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the
        Determination Date over the Aggregate Principal Balance
        (plus any funds remaining on deposit in the Pre-Funding
        Account) as of the Accounting Date for the preceding
        Distribution Date)                                                                             100.00%       $9,201,561.18
                                                                                                --------------

       Unpaid Noteholders' Principal Carryover Shortfall                                                                     $0.00
                                                                                                                  ----------------

       Noteholders' Principal Distributable Amount                                                                   $9,201,561.18
                                                                                                                  ----------------
                                                                                                                  ----------------

H.  Application of Noteholders' Principal Distribution Amount:

       Amount of Noteholders' Principal Distributable Amount
       payable to Class A-1 Notes (equal to entire Noteholders'
       Principal Distributable Amount until the principal
       balance of the Class A-1 Notes is reduced to zero)                                                            $9,201,561.18
                                                                                                                  ----------------
                                                                                                                  ----------------


       Amount of Noteholders' Principal Distributable Amount
        payable to Class A-2 Notes (no portion of the Noteholders'
        Principal Distributable Amount is payable to the Class A-2
        Notes until the principal balance of the Class A-1 Notes
        has been reduced to zero; thereafter, equal to the
        entire Noteholders' Principal Distributable Amount)                                                                  $0.00
                                                                                                                  ----------------
                                                                                                                  ----------------

                                   Page 6 (1997-D)

IX.   Pre-Funding Account

      A.  Withdrawals from Pre-Funding Account:

      Amount on deposit in the Pre-Funding Account as of the preceding
       Distribution Date or, in the case of the first Distribution Date, as of the Closing Date





                                                                                                                   $205,532,634.94
                                                                                                                 -----------------
            Pre-Funded Amount                                                                                      $205,532,634.94
                                                                                                                 -----------------
                                                                                                                 -----------------

      Less:  withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date (an amount equal to (a) $0
        (the aggregate Principal Balance of Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to
        $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer of Subsequent Receivables
        over (ii) $0))                                                                                             (205,532,632.06)

      Less:  any amounts remaining on deposit in the Pre-Funding
        Account in the case of the February 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding
        Account has been Pre-Funding Account has been reduced to
        $100,000 or less as of the Distribution Date (see B below)                                                           $0.00
                                                                                                                 -----------------

      Amount remaining on deposit in the Pre-Funding Account after
       Distribution Date
                                                                                                         $2.88
                                                                                             -----------------
            Pre-Funded Amount                                                                                                $2.88
                                                                                                                 -----------------
                                                                                                                 -----------------


      B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

      Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the
        Distribution Date on or immediately preceding the end of
        the Funding Period (February 1998 Distribution Date) or the
        Pre-Funded Amount being reduced to $100,000 or less on
        any Distribution Date                                                                                                $0.00

      Class A-1 Prepayment Amount (equal to the Class A-1
        Noteholders' pro rata share (based on the respective
        current outstanding principal balance of each class of
        Notes of the Pre-Funded Amount as of the Distribution Date)                                                          $0.00

      Class A-2 Prepayment Amount (equal to the Class A-2
        Noteholders' pro rata share (based on the respective
        current outstanding principal balance of each class of
        Notes of the Pre-Funded Amount as of the Distribution Date)                                                          $0.00

      Class A-3 Prepayment Amount (equal to the Class A-3
        Noteholders' pro rata share (based on the respective
        current outstanding principal balance of each class of
        Notes of the Pre-Funded Amount as of the Distribution Date)                                                          $0.00

      Class A-4 Prepayment Amount (equal to the Class A-4
        Noteholders' pro rata share (based on the respective
        current outstanding principal balance of each class of
        Notes of the Pre-Funded Amount as of the Distribution Date)                                                          $0.00


      C.  Prepayment Premiums:

      Class A-1 Prepayment Premium                                                                                           $0.00
      Class A-2 Prepayment Premium                                                                                           $0.00
      Class A-3 Prepayment Premium                                                                                           $0.00
      Class A-4 Prepayment Premium                                                                                           $0.00

                                   Page 7 (1997-D)

X.    Reserve Account

      Requisite Reserve Amount:

      Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class
        A-4 Notes;

            Product of (x) 6.163% (weighted average interest of
            Class A-1 Interest Rate, Class A-2 Interest Rate, Class
            A-3 Interest Rate and Class A-4 Interest Rate (based on
            outstanding Class A-1 principal balance, Class A-2 principal balance, Class A-3 principal balance and Class A-4 principal balance)
            divided by 360, (y) $0.00 (the Pre-Funded Amount on such
            Distribution Date) and (z) 10 (the number of days until the
            February 1998 Distribution Date))                                                                                $0.00

            Less the product of (x) 2.5% divided by 360, (y) $0
            (the Pre-Funded Amount on such Distribution Date) and
            (z) 10 (the number of days until the February 1998
            Distribution Date)                                                                                               $0.00
                                                                                                                      ------------

      Requisite Reserve Amount                                                                                               $0.00
                                                                                                                      ------------
                                                                                                                      ------------

      Amount on deposit in the Reserve Account (other than the
        Class A-1 Holdback Subaccount) as of the preceding
        Distribution Date or, in the case of the first
        Distribution Date, as of the Closing Date                                                                            $0.00

      Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the
        Class A-1 Holdback Subaccount) (which excess is to be
        deposited by the Indenture Trustee in the Reserve Account
        from amounts withdrawn from the Pre-Funding Account in
        respect of transfers of Subsequent Receivables)                                                                      $0.00

      Less: the excess, if any, of the amount on deposit in the
        Reserve Account (other than the Class A-1 Holdback
        Subaccount) over the Requisite Reserve Amount (and amount
        withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which
        excess is to be transferred by the Indenture Trustee
        from amounts withdrawn from the Pre-Funding Account in respect
        of transfers of Subsequent Receivables)                                                                              $0.00

      Less: withdrawals from the Reserve Account (other than the
        Class A-1 Holdback Subaccount) to cover the excess, if any,
        of total amount payable over Available Funds (see IV above)                                                          $0.00
                                                                                                                      ------------

      Amount remaining on deposit in the Reserve Account (other
        than the Class A-1 Holdback Subaccount) after the
        Distribution Date                                                                                                    $0.00
                                                                                                                      ------------
                                                                                                                      ------------

XI.   Class A-1 Holdback Subaccount:

      Class A-1 Holdback Amount:

      Class A-1 Holdback Amount as of preceding Distribution Date
        or the Closing Date, as applicable,                                                                                  $0.00

      Plus deposit to the Class A-1 Holdback Subaccount (equal to
        2.5% of the amount, if any, by which $0 (the Target
        Original Pool Balance set forth in the Sale and Servicing
        Agreement) is greater than $0 (the Original Pool Balance
        after giving effect to the transfer of Subsequent
        Receivables on the Distribution Date or on a Subsequent
        Transfer Date preceding the Distribution Date))                                                                      $0.00

      Less withdrawal, if any, of amount from the Class A-1
        Holdback Subaccount to cover a Class A-1 Maturity
        Shortfall (see IV above)                                                                                             $0.00

      Less withdrawal, if any, of amount remaining in the Class A-1
        Holdback Subaccount on the Class A-1 Final Scheduled
        Maturity Date after giving effect to any payment out of the
        Class A-1 Holdback Subaccount to cover a Class A-1 Maturity
        Shortfall (amount of withdrawal to be released by the Indenture
        Trustee)                                                                                                             $0.00
                                                                                                                      ------------

      Class A-1 Holdback Subaccount immediately following the
        Distribution Date                                                                                                    $0.00
                                                                                                                      ------------
                                                                                                                      ------------

                                   Page 8 (1997-D)


XII.  Calculation of Servicing Fees

      Aggregate Principal Balance as of the
        first day of the Monthly Period                                     $389,992,143.17
      Multiplied by Basic Servicing Fee Rate                                          1.25%
      Multiplied by Months per year                                                 8.3333%
                                                                           ----------------

      Basic Servicing Fee                                                                          $406,241.82

      Less: Backup Servicer Fees (annual rate of 1 bp)                                                   $0.00

      Supplemental Servicing Fees                                                                        $0.00
                                                                                                  ------------

      Total of Basic Servicing Fees and Supplemental
        Servicing Fees                                                                                                 $406,241.82
                                                                                                                   ---------------
                                                                                                                   ---------------

XIII. Information for Preparation of Statements to Noteholders

      a.    Aggregate principal balance of the Notes as of first
             day of Monthly Period
              Class A-1 Notes                                                                                       $59,124,778.11
              Class A-2 Notes                                                                                      $196,000,000.00
              Class A-3 Notes                                                                                      $258,000,000.00
              Class A-4 Notes                                                                                       $82,400,000.00


      b.    Amount distributed to Noteholders allocable to principal
              Class A-1 Notes                                                                                        $9,201,561.18
              Class A-2 Notes                                                                                                $0.00
              Class A-3 Notes                                                                                                $0.00
              Class A-4 Notes                                                                                                $0.00


      c.    Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
              Class A-1 Notes                                                                                       $49,923,216.93
              Class A-2 Notes                                                                                      $196,000,000.00
              Class A-3 Notes                                                                                      $258,000,000.00
              Class A-4 Notes                                                                                       $82,400,000.00


      d.    Interest distributed to Noteholders
              Class A-1 Notes                                                                                          $299,750.31
              Class A-2 Notes                                                                                        $1,000,416.67
              Class A-3 Notes                                                                                        $1,333,000.00
              Class A-4 Notes                                                                                         $436,033.33


      e.    1.  Class A-1 Interest Carryover Shortfall, if any
                  (and change in amount from preceding statement)                                                            $0.00
            2.  Class A-2 Interest Carryover Shortfall, if any
                  (and change in amount from preceding statement)                                                            $0.00
            3.  Class A-3 Interest Carryover Shortfall, if any
                  (and change in amount from preceding statement)                                                            $0.00
            4.  Class A-4 Interest Carryover Shortfall, if any
                  (and change in amount from preceding statement)                                                            $0.00


      f.    Amount distributed payable out of amounts withdrawn from
             or pursuant to:
            1.  Reserve Account                                                                          $0.00
            2.  Spread Account Class A-1 Holdback Subaccount                                             $0.00
            3.  Claim on the Note Policy                                                                 $0.00

      g.    Remaining Pre-Funded Amount                                                                                      $2.88

      h.    Remaining Reserve Amount                                                                                         $0.00

      i.    Amount on deposit on Class A-1 Holdback Subaccount                                                               $0.00

      j.    Prepayment amounts
              Class A-1 Prepayment Amount                                                                                    $0.00
              Class A-2 Prepayment Amount                                                                                    $0.00
              Class A-3 Prepayment Amount                                                                                    $0.00
              Class A-4 Prepayment Amount                                                                                    $0.00


      k.    Prepayment Premiums
              Class A-1 Prepayment Premium                                                                                   $0.00
              Class A-2 Prepayment Premium                                                                                   $0.00
              Class A-3 Prepayment Premium                                                                                   $0.00
              Class A-4 Prepayment Premium                                                                                   $0.00


      l.    Total of Basic Servicing Fee, Supplemental Servicing
             Fees and other fees, if any, paid by the Trustee
             on behalf of the Trust                                                                                    $406,241.82

      m.    Note Pool Factors (after giving effect to distributions on the
             Distribution Date)
              Class A-1 Notes                                                                                           0.78495624
              Class A-2 Notes                                                                                           1.00000000
              Class A-3 Notes                                                                                           1.00000000
              Class A-4 Notes                                                                                           1.00000000

                                   Page 9 (1997-D)

XVI.  Pool Balance and Aggregate Principal Balance

         Original Pool Balance at beginning of Monthly Period                                                      $394,467,365.06
         Subsequent Receivables                                                                                    $205,532,632.06
                                                                                                                   ---------------
         Original Pool Balance at end of Monthly Period                                                            $599,999,997.12
                                                                                                                   ---------------
                                                                                                                   ---------------

         Aggregate Principal Balance as of preceding Accounting Date                                               $389,992,143.17
         Aggregate Principal Balance as of current Accounting Date                                                 $586,323,214.05

                   Monthly Period Liquidated Receivables                     Monthly Period Adminsitrative Receivables

                                             Loan #               Amount                          Loan #                Amount
                                             ------               ------                          ------                ------
                               see attached listing             $24,898.45                 see attached listing        $719,769.02
                                                                     $0.00                                                   $0.00
                                                                     $0.00                                                   $0.00
                                                                     -----                                                   -----
                                                                $24,898.45                                             $719,769.02
                                                                ----------                                             -----------
                                                                ----------                                             -----------

XVIII. Delinquency Ratio

      Sum of Principal Balances (as of the Accounting Date)
       of all Receivables delinquent more than 30 days with
       respect to all or any portion of a Scheduled Payment
       as of the Accounting Date                                                                 $8,695,110.93

      Aggregate Principal Balance as of the Accounting Date                                    $586,323,214.05
                                                                                               ---------------

      Delinquency Ratio                                                                                                1.48298937%
                                                                                                                       -----------
                                                                                                                       -----------


     IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                      ARCADIA  FINANCIAL  LTD.

                      By:
                                              ---------------------------------
                      Name:                   Scott R. Fjellman
                                              ---------------------------------
                      Title:                  Vice President / Securitization

                                   Page 10 (1997-D)